Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Waterton Global Resource Management, Inc.

Address of Joint Filer:	Commerce Court West, 199 Bay Street, Suite 5050 Toronto, Ontario, M5L 1E2, Canada

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

WATERTON GLOBAL RESOURCE MANAGEMENT, INC.

By:	/s/ Richard J. Wells
Name:	Richard J. Wells
Title:	Chief Financial Officer

Date: March 6, 2018

Name of Joint Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Address of Joint Filer:	Ugland House, Grand Cayman Cayman Islands, KY1-1104

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

WATERTON MINING PARALLEL FUND OFFSHORE MASTER, LP

By: WATERTON MINING PARALLEL FUND OFFSHORE GP CORP.,
its general partner

By:	/s/ Richard J. Wells
Name:	Richard J. Wells
Title:	Chief Financial Officer

Date: March 6, 2018

2

Name of Joint Filer:	Waterton Mining Parallel Fund Offshore GP Corp.

Address of Joint Filer:	Ugland House, Grand Cayman Cayman Islands, KY1-1104

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

WATERTON MINING PARALLEL FUND OFFSHORE GP CORP.

By:	/s/ Richard J. Wells
Name:	Richard J. Wells
Title:	Chief Financial Officer

Date: March 6, 2018

3

Name of Joint Filer:	Waterton Nevada Splitter, LLC

Address of Joint Filer:	9650 Gateway Drive, Suite 202 Reno, NV 89521

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

WATERTON NEVADA SPLITTER, LLC

By:	/s/ Isser Elishis
Name:	Isser Elishis
Title:	Manager

Date: March 6, 2018

4

Name of Joint Filer:	Waterton Precious Metals Fund II Cayman, LP

Address of Joint Filer:	Ugland House, Grand Cayman Cayman Islands, KY1-1104

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

WATERTON PRECIOUS METALS FUND II CAYMAN, LP

By: WATERTON GLOBAL RESOURCE MANAGEMENT, LP,
its general partner

By: WATERTON GLOBAL RESOURCE MANAGEMENT CAYMAN CORP.,
its general partner

By:	/s/ Richard J. Wells
Name:	Richard J. Wells
Title:	Chief Financial Officer

Date: March 6, 2018

5

Name of Joint Filer:	Waterton Global Resource Management, LP

Address of Joint Filer:	Ugland House, Grand Cayman Cayman Islands, KY1-1104

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

WATERTON GLOBAL RESOURCE MANAGEMENT, LP

By: WATERTON GLOBAL RESOURCE MANAGEMENT CAYMAN CORP.,
its general partner

By:	/s/ Richard J. Wells
Name:	Richard J. Wells
Title:	Chief Financial Officer

Date: March 6, 2018

6

Name of Joint Filer:	Waterton Global Resource Management Cayman Corp.

Address of Joint Filer:	Ugland House, Grand Cayman Cayman Islands, KY1-1104

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

WATERTON GLOBAL RESOURCE MANAGEMENT CAYMAN CORP.

By:	/s/ Richard J. Wells
Name:	Richard J. Wells
Title:	Chief Financial Officer

Date: March 6, 2018

7

Name of Joint Filer:	Richard J. Wells

Address of Joint Filer:	Commerce Court West, 199 Bay Street, Suite 5050 Toronto, Ontario, M5L 1E2, Canada

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

/s/ Richard J. Wells
RICHARD J. WELLS

Date: March 6, 2018

8

Name of Joint Filer:	Cheryl Brandon

Address of Joint Filer:	Commerce Court West, 199 Bay Street, Suite 5050 Toronto, Ontario, M5L 1E2, Canada

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

/s/ Cheryl Brandon
CHERYL BRANDON

Date: March 6, 2018

9

Name of Joint Filer:	Kanwaljit Toor

Address of Joint Filer:	Commerce Court West, 199 Bay Street, Suite 5050 Toronto, Ontario, M5L 1E2, Canada

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

/s/ Kanwaljit Toor
KANWALJIT TOOR

Date: March 6, 2018

10

Name of Joint Filer:	Kalman Schoor

Address of Joint Filer:	Commerce Court West, 199 Bay Street, Suite 5050 Toronto, Ontario, M5L 1E2, Canada

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

/s/ Kalman Schoor
KALMAN SCHOOR

Date: March 6, 2018

11

Name of Joint Filer:	Isser Elishis

Address of Joint Filer:	Commerce Court West, 199 Bay Street, Suite 5050 Toronto, Ontario, M5L 1E2, Canada

Relationship of Joint Filer to Issuer:	Member of 10% Beneficial Owner Group

Issuer Name and Ticker or Trading Symbol:	KLONDEX MINES LTD. [KLDX]

Date of Event Requiring Statement:	February 27, 2018

Designated Filer:	Waterton Mining Parallel Fund Offshore Master, LP

Signature:

/s/ Isser Elishis
ISSER ELISHIS

Date: March 6, 2018

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